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                                 EXHIBIT (9)(G)

           FORM OF REVISED SCHEDULE A TO THE FUND ACCOUNTING AGREEMENT
            BETWEEN THE REGISTRANT AND BISYS FUND SERVICES OHIO, INC.




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                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                                     BETWEEN
                                THE ONE GROUP(R)
                                       AND
                         THE ONE GROUP SERVICES COMPANY
                      AS AMENDED ____________________, 1995

Name of the Fund

The U. S. Treasury Securities Money Market Fund
The Prime Money Market Fund
The Municipal Money Market Fund (formerly The Tax-Free Money Market Portfolio) The Ohio Municipal Money Market Fund
The Income Equity Fund
The Disciplined Value Fund
The Growth Opportunities Fund (formerly The Small Company Growth Fund)
The International Equity Index Fund
The Large Company Value Fund (formerly The Quantitative Equity Portfolio)
The Equity Index Fund
The Income Bond Fund (formerly The Income Portfolio)
The Limited Volatility Bond Fund
The Intermediate Tax-Free Bond Fund
The Ohio Municipal Bond Fund
The Treasury Money Market Fund
The Treasury Only Money Market Fund
The Government Money Market Fund
The Tax Exempt Money Market Fund
The Institutional Prime Money Market Fund
The Government Bond Fund
The Government ARM Fund
The Asset Allocation Fund (formerly The Flexible Balanced Portfolio)
The Municipal Income Fund (formerly The Tax-Free Bond Fund)
The Texas Tax-Free Bond Fund
The Intermediate Bond Fund
The Arizona Tax-Free Bond Fund
The Large Company Growth Fund
The Louisiana Municipal Bond Fund
The Gulf South Growth Fund
The Value Growth Fund
The Kentucky Municipal Bond Fund
The West Virginia Tax-Free Fund


                                             THE ONE GROUP(R)

                                             By:
                                                   -----------------------------

                                             Date:
                                                   -----------------------------

                                             THE ONE GROUP SERVICES COMPANY

                                             By:
                                                   -----------------------------

                                             Date:
                                                   -----------------------------


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